INVESCO TAX-FREE INTERMEDIATE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         1

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     34,407

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class A2                $      3,762
          Class Y                 $      7,719
          Institutional Class     $        507

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.3914

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class A2                $     0.4199
          Class Y                 $     0.4196
          Institutional Class     $     0.4145

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       90,094

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class A2                       9,503
          Class Y                       22,336
          Institutional Class            1,745

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      11.81

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class A2                       11.82
          Class Y                 $      11.81
          Institutional Class     $      11.80

INVESCO TAX-EXEMPT CASH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         3

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $         18

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class Y                 $          5
          Investor Class          $          5

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.0005

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class Y                 $     0.0005
          Investor Class          $     0.0005

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       31,861

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class Y                       12,463
          Investor Class                 9,531

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       1.00

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class Y                 $       1.00
          Investor Class          $       1.00

INVESCO HIGH INCOME MUNICIPAL FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         4

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     19,679

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        722
          Class C                 $      6,407
          Class Y                 $      6,518
          Institutional Class     $      4,325

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.4319

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.3752
          Class C                 $     0.3747
          Class Y                 $     0.4504
          Institutional Class     $     0.4504

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       48,235

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        1,719
          Class C                       17,952
          Class Y                       17,154
          Institutional Class            9,395

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       7.95

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $       7.96
          Class C                 $       7.95
          Class Y                 $       7.96
          Institutional Class     $       7.95

INVESCO VAN KAMPEN HIGH YIELD MUNICIPAL FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         5

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $   210,221

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $     11,919
          Class C                 $     43,435
          Class Y                 $     27,077

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.5596

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.5489
          Class C                 $     0.4903
          Class Y                 $     0.5696

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                      387,958

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                       16,726
          Class C                       91,028
          Class Y                       44,339

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       9.71

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $       9.75
          Class C                 $       9.69
          Class Y                 $       9.73

INVESCO VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         10

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     11,035

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        396
          Class C                 $      1,919
          Class Y                 $      4,454

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.4248

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.3679
          Class C                 $     0.3434
          Class Y                 $     0.4514

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       28,405

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                          994
          Class C                        6,386
          Class Y                       12,140

74V.   1  Net asset value per share (to nearest cent)

          Class A                  $     11.20

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      11.43
          Class C                 $      11.19
          Class Y                 $      11.19

INVESCO VAN KAMPEN MUNICIPAL INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         11

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     56,019

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        920
          Class C                 $      2,334
          Class Y                 $     16,860

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.6188

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.5213
          Class C                 $     0.5203
          Class Y                 $     0.6504

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                      108,596

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        1,732
          Class C                        5,023
          Class Y                       34,899

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      13.69

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      13.66
          Class C                 $      13.64
          Class Y                 $      13.68

INVESCO VAN KAMPEN NEW YORK TAX FREE INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-7890
SERIES NO.:         12

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      5,217

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        282
          Class C                 $        663
          Class Y                 $        242

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.7105

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.6848
          Class C                 $     0.5962
          Class Y                 $     0.7478

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                        8,505

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                          344
          Class C                        1,151
          Class Y                          422

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      16.12

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      16.15
          Class C                 $      16.10
          Class Y                 $      16.10